UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 29, 2024

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information required by this Item 1.01 is set forth in Item 5.02 below in respect of Timothy J. Mulvaney's Change in Control Agreement, which is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 29, 2024, RGC Resources, Inc. ("Resources" or the "Company") appointed Timothy J. Mulvaney, the current Interim Chief Financial Officer and Treasurer, as Vice President, Treasurer and Chief Financial Officer of Resources, effective February 1, 2024.  Mr. Mulvaney has served as interim Chief Financial Officer and Treasurer of Resources since September 6, 2023.  There is no arrangement or understanding between Mr. Mulvaney and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Mulvaney and any of the Company’s other directors or executive officers.  Additional information about Mr. Mulvaney is provided below:

Mr. Mulvaney, 55 years old, previously served for more than five years as Senior Vice President, Chief Accounting Officer for LL Flooring Holdings, Inc. (“LL Flooring”), a flooring retailer, where he was responsible for the Company’s accounting records, external financial reporting and treasury functions.  Mr. Mulvaney also served as the Interim Chief Financial Officer for LL Flooring in 2019.  Prior to LL Flooring, Mr. Mulvaney was the Chief Accounting Officer and Controller at Media General, Inc., a multimedia company. He was with Media General for more than 20 years.  He began his career in public accounting with Ernst and Young. Mr. Mulvaney is a licensed CPA in the Commonwealth of Virginia.

Mr. Mulvaney's annual base salary has been set at $250,000.  His target bonus, split equally between cash and equity, has been set at 60% of this base salary.  Mr. Mulvaney was also awarded 3,000 shares under the Restricted Stock Plan on February 1, 2024 at a price of $19.18 per share that vests ratably over a three-year period.  He is eligible to participate in other employee benefits and programs based on the availability of those programs for similarly situated officers or employees.

Additionally, on February 1, 2024, Resources entered into a Change in Control Agreement with Mr. Mulvaney ("Executive") that provides certain benefits to him in the event of a "Change in Control." For the purposes of this agreement, a "Change in Control" occurs when (i) any person, corporation, partnership or other entity becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's voting securities; (ii) any other corporation or entity becomes the beneficial owner, directly or indirectly, of at least 50% of the voting securities of the surviving entity following a merger, recapitalization, reorganization, consolidation or sale of assets by the Company; or (iii) the consummation of the sale or disposition of substantially all of its assets; or (iv) the shareholders of the Company approve or the Board of Directors approves a plan of complete dissolution or liquidation of the Company except for a liquidation into a parent corporation.  If a Change in Control occurs, the vesting periods of any equity awards or incentives held by the Executive shall be accelerated without limitation.

In the event that Mr. Mulvaney is terminated within 90 days prior to or within 24 months from a Change in Control, unless the termination is (a) because of the Executive's death or disability, (b) for Cause (as defined in the agreement) or (c) by the Executive other than for Good Reason (as defined in the agreement), then the Executive will receive a severance payment equal to 2.0 times his average annualized cash compensation based upon the annual rate of pay for the prior taxable year.  This severance payment will be reduced to the extent necessary to avoid certain federal excise taxes. Also, in such event, the Company will continue the Executive's life insurance, medical, health and accident and disability plans, programs or arrangements until the earlier of 24 months after the date of the Change in Control, his death or the Executive's full-time employment. The agreement does not require Mr. Mulvaney to seek employment to mitigate any payments or benefits provided thereunder.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 29, 2024, the Company held its Annual Meeting of Shareholders to elect three directors and to hold a non-binding shareholder advisory vote on named executive compensation.  The voting results are provided below.

Shareholders elected the nominees for Class C directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2027:

Director	Shares For	Shares Withheld
T. Joe Crawford	6,212,707	478,955
Maryellen F. Goodlatte	5,565,774	1,125,888
Paul W. Nester	6,640,100	51,562

Abney S. Boxley, III, Elizabeth A. McClanahan and John B. Williamson, III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2025.  Nancy Howell Agee, Jacqueline L. Archer, Robert B. Johnston and J. Allen Layman continue to serve as Class B directors until the Annual Meeting of Shareholders to be held in 2026.

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining
6,497,252	147,072	47,338

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on January 29, 2024, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on January 29, 2024. At the meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson, III as Chairman of the Board of Resources and Paul W. Nester as President and CEO of Resources.

The Board of Directors also elected the following senior officers of Resources: Timothy J. Mulvaney, Vice President, CFO and Treasurer, Lawrence T. Oliver, Senior Vice President, Regulatory and External Affairs and Secretary, and C. Brooke Miles, Vice President, Human Resources.  In addition, the Board of Directors elected the following senior officers of Roanoke Gas Company: Paul W. Nester, President and CEO, Timothy J. Mulvaney, Vice President, CFO and Treasurer, Lawrence T. Oliver, Senior Vice President, Regulatory and External Affairs and Secretary, C. Jim Shockley, Jr., Vice President and Chief Operating Officer, and C. Brooke Miles, Vice President, Human Resources.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed under this Item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
10.1	Change in Control Agreement between RGC Resources, Inc. and Mr. Timothy J. Mulvaney effective February 1, 2024.
99.1	Annual Shareholders Meeting Press Release dated January 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 2, 2024	By:	/s/ Timothy J. Mulvaney
Timothy J. Mulvaney
Vice President, Treasurer and Chief Financial Officer